GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	12 Months Ended
Dec. 31, 2013
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS

The Company has recorded gains on sale of assets and termination of charters as follows:

	Year ended December 31
(in thousands)	2013	2012	2011
Gain on sale of assets	18,025	25,681	8,468
Gain on termination of charters	—	21,705	—
Total gain on sale of assets and termination of charters	18,025	47,386	8,468

The Company distinguishes between gains on termination of charters, where ownership of the underlying vessel is retained, and gains on sale of assets, where the vessel is disposed of and there may be an associated charter termination fee paid or received for early termination of the underlying charter.

Gain on sale of vessels

During the year ended December 31, 2013, the Company realized the following gains on sales of vessels:

(in thousands of $) Vessel	Imputed sales price	Book value	Gain/(loss)
Edinburgh	18,801	14,535	4,266
Front Pride	12,173	11,652	521
Front Guider	21,184	7,946	13,238
	52,158	34,133	18,025

The non-double hull VLCC Edinburgh was accounted for as operating lease asset and was sold to an unrelated party in January 2013. The above sales price is shown net of charter termination payments.

The Suezmax tanker Front Pride and the OBO Front Guider were accounted for as direct financing lease assets and were sold to unrelated parties in February and March 2013, respectively. The above sales prices each include compensation earned for early termination of the charter.

In addition to the above, the VLCCs Golden Victory and Front Champion, which were direct financing lease assets, were sold to unrelated parties in November 2013. No gain or loss was recorded on the disposal of these two vessels (see also Note 23 "Related Party Transactions").

During the year ended December 31, 2012, the Company sold four OBOs and two single-hull VLCCs to unrelated parties and realized gains of $25.7 million on their disposal.

During the year ended December 31, 2011, the Company sold three OBOs and two single-hull VLCCs to unrelated parties and realized gains of $8.5 million on their disposal.

Gain on termination of charters

In April 2012, the Company agreed to terminate the long-term bareboat charter agreements with Horizon Lines LLC relating to five container vessels. The Company received termination compensation consisting of second lien notes in Horizon Lines LLC with a face value of $40.0 million, warrants exercisable into ten percent of the common stock in the parent company Horizon Lines, Inc., and inventory remaining on board the vessels at the time of their redelivery. The $21.7 million aggregate fair value of these assets was included in the Consolidated Statements of Operations in "Gain on sale of assets and termination of charters"

The second lien loan notes, with an initial face value of $40.0 million, bear interest, which can be paid in cash, in the form of additional notes or a combination of cash and additional notes at the option of Horizon Lines LLC, and mature in full in October 2016, unless previously redeemed. The notes are not listed and their estimated fair value at the time of acquisition was materially less than their face value. The fair value of the notes is determined from an analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the bonds, credit ratings and default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market. The notes are being held as available for sale securities at fair value.

The warrants can be exercised at any time between their issue and the 25th anniversary of the issue date. Although shares in Horizon Lines, Inc. are traded on the over-the-counter market, the warrants are not listed. The warrants are being held as a long-term investment at fair value.